UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):May 19, 2026 (May 14, 2026)

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 14, 2026. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 18,982,758, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 18,358,014, shares, which was 96.71% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Inga K. Beale	18,046,081	3.254	308,709
Cameron M. Bready	18,046,633	2,702	308,709
Jesse C. Crawford, Jr.	16,545,523	1,503,812	308,709
Fred R. Donner.	18,038,831	10,504	308,709
Lisa G. Hannusch	16,927,775	1,121,560	308,709
Joel T. Murphy	16,926,857	1,122,478	308,709
Rahul Patel	15,855,227	2,194,108	308,709
Amy T. Shore	18,046,630	2,705	308,709
W. Bruce Swain	18,047,259	2,706	308,709

2.	Proposal to approve an amendment to the Crawford & Company 2016 Omnibus Stock and Incentive Plan (“Plan”) to fix the Plan termination date as May 13, 2032. The shareholders approved the proposed amendment to the Plan and the termination date is fixed as May 13, 2032. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
15,953,544	2,063,751	32,040	308,709

3.	Ratification of Independent Registered Public Accountants. The shareholders ratified the appointment of KPMG, LLP as the independent registered public accounting firm for the Company for the 2026 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
18,343,591	14,431	22

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Tami E. Stevenson
Name: Tami E. Stevenson
Title: Executive Vice President- General Counsel and Corporate Secretary

Date: May 19, 2026

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